EXHIBIT 31.1
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                    CERTIFICATION PURSUANT TO RULE 13a-14(a)
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I, Graham Taylor, certify that:

     1. I have reviewed and read this Quarterly Report on Form 10-QSB of Magnus International Resources Inc.;

     2. Based on my knowledge, this Quarterly Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Quarterly Report;

     3. Based on my knowledge, the financial statements, and other financial information included in this Quarterly Report, fairly present in all material respects the financial condition, results of operations and cash flows of Magnus International Resources Inc. as of, and for, the periods presented in this Quarterly Report;

     4. Magnus International Resources Inc.'s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Magnus International Resources Inc. and have:

          (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Magnus International Resources Inc., including its subsidiary, is made known to us by others within that entity, particularly during the period in which this Quarterly Report is being prepared;

          (b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          (c) evaluated the effectiveness of Magnus International Resources Inc.'s disclosure controls and procedures and presented in this Quarterly Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          (d) disclosed in this Quarterly Report any change in Magnus International Resources Inc.'s internal control over financial reporting that occurred during Magnus International Resources Inc.'s second fiscal quarter that has materially affected, or is




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          reasonable likely to materially affect, Magnus International Resources
          Inc.'s internal control over financial reporting; and

     5. Magnus International Resources Inc.'s other certifying officer and I have disclosed, based on our most recent evaluations of internal control over financial reporting, to Magnus International Resources Inc.'s auditors and the audit committee of Magnus International Resources Inc.'s board of directors (or persons performing the equivalent functions):

          (a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Magnus International Resources Inc.'s ability to record, process, summarize and report financial information; and

          (b) any fraud, whether or not material, that involves management or other employees who have a significant role in Magnus International Resources Inc.'s control over financial reporting.


Dated: March 16, 2005                      /s/ Graham Taylor
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                                       Graham Taylor, President, CEO, Chief
                                       Financial Officer and Director (Principal
                                       Executive Officer and Principal Financial
                                       Officer)